EXHIBIT 99.2




              VOTING AGREEMENT, dated as of December 3, 2001 (this "AGREEMENT"), among GENESEE & WYOMING INC., a Delaware corporation ("PARENT"), and certain stockholders of EMONS TRANSPORTATION GROUP, INC., a Delaware corporation ("COMPANY"), that are parties hereto (each, a "STOCKHOLDER" and, collectively, the "STOCKHOLDERS").

                              W I T N E S S E T H:
                              - - - - - - - - - -

              WHEREAS, Parent, ETR Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("SUB"), and Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT;" capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement), pursuant to which Sub will merge with and into Company, upon the terms and subject to the conditions set forth in the Merger Agreement (the "COMPANY MERGER"); and

              WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of shares of common stock, par value $0.01 per share, of Company ("COMPANY COMMON STOCK") (with respect to each Stockholder, such Stockholder's "EXISTING SHARES" and, together with any shares of Company Common Stock or other voting capital stock of Company acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder's "SHARES"); and

              WHEREAS, as an inducement and condition to the willingness of Parent and Sub to enter into the Merger Agreement, Parent and Sub have requested that the Stockholders enter into this Agreement.

              NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                                     VOTING

              1.1 AGREEMENT TO VOTE. Each Stockholder hereby agrees that it shall, from time to time, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of Company, however called, or in connection with any written consent of the holders of Company Common Stock, (a) if a meeting is held, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all Shares, and any other voting securities of Company (whether acquired heretofore or hereafter) that are beneficially owned or held of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, (x) in favor of the approval and

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adoption of the Merger Agreement,  the Company Merger and any action required in furtherance thereof and (y) against any action, proposal, transaction or agreement that to the knowledge of such Stockholder would constitute a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of such Stockholder under this Agreement.

              1.2 GRANT OF IRREVOCABLE PROXY. Each Stockholder, in its capacity as such, hereby irrevocably appoints Parent or any designee of Parent the lawful agent, attorney and proxy of each such Stockholder during the term of this Agreement (which proxy shall be automatically revoked without any further action on the part of such Stockholder upon the termination of this Agreement) to vote the Shares of such Stockholder in accordance with the agreement to vote Shares set forth in Section 1.1 of this Agreement at any meeting of the stockholders of the Company. Each Stockholder intends this proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by it with respect to its Shares.

              1.3 NO OWNERSHIP INTEREST. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Company or exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein, or in the performance of the Stockholders' duties or responsibilities as stockholders of Company.

              1.4 NO INCONSISTENT AGREEMENTS. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with such Stockholder's obligations pursuant to this Agreement.


                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

              Each Stockholder hereby, severally and not jointly, represents and warrants to Parent as follows:

              2.1 AUTHORIZATION; VALIDITY OF AGREEMENT; NECESSARY ACTION. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder


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are necessary to authorize  the  execution and delivery by it of this  Agreement and  the  consummation  by it of  the  transactions  contemplated  hereby.  This
Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.


              2.2 SHARES. Such Stockholder's Existing Shares are, and all of its Shares from the date hereof through and on the Closing Date have been and will be, owned beneficially and of record by such Stockholder. As of the date hereof, such Stockholder's Existing Shares constitute all of the shares of Company Common Stock owned of record or beneficially by such Stockholder. Such Stockholder has or will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Existing Shares and with respect to all of such Stockholder's Shares on the Closing Date, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.


                                  ARTICLE III

                                 OTHER COVENANTS

              3.1   FURTHER AGREEMENTS OF STOCKHOLDERS.


                    (a) Each Stockholder, severally and not jointly, hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to sell, transfer, pledge, encumber, assign or otherwise dispose of (collectively, a "TRANSFER") or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with Company or enter into any contract, option or other arrangement or understanding with respect to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Existing Shares, any Shares acquired after the date hereof, any securities exercisable for or convertible into Company Common Stock, any other capital stock of Company or any interest in any of the foregoing with any person, except to a person who agrees in writing, in an instrument reasonably acceptable to Parent, to be bound by this Agreement as a Stockholder and be subject to Sections 1.1 and 1.2 hereof.

                    (b) In the event of a stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "SHARES" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

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                                   ARTICLE IV

                                  MISCELLANEOUS

              4.1 TERMINATION. This Agreement shall terminate and no party shall have any rights or duties hereunder upon the earlier of (a) the Effective Time or (b) termination of the Merger Agreement pursuant to Section 8.1 thereof. Nothing in this Section 4.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.


              4.2 FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.


              4.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or telefacsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the tenth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:


                  (a)    if to Parent to:

                         Genesee & Wyoming Inc.
                         66 Field Point Road
                         Greenwich, CT  06830
                         Attention:  Mark Hastings
                         Fax:  (203) 661-4106


                         with a copy to:

                         Simpson Thacher & Bartlett
                         425 Lexington Avenue
                         New York, NY  10017
                         Attention:  Phillip T. Ruegger, Esq.
                         Fax: (212) 455-2502

                  (b)    if to a Stockholder:

                         c/o Emons Transportation Group, Inc.
                         96 South George Street
                         York, PA  17401
                         Fax:  (717) 854-6275

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              4.4  COUNTERPARTS.  This  Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.


              4.5 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State New York.


              4.6 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.


              4.7 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.


              4.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.


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                  IN WITNESS WHEREOF,  Parent and each of the Stockholders  have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

                                       GENESEE & WYOMING INC.

                                       By:  /S/ MARK W. HASTINGS
                                            ------------------------------------
                                               Name: Mark W. Hastings
                                               Title:   Executive Vice President


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                                       By: /S/ MICHAEL J. BLAKE
                                           ------------------------------
                                               Michael J. Blake



                                       By: /S/ ROBERT GROSSMAN
                                           ------------------------------
                                               Robert Grossman



                                       By: /S/ KIMBERLY A. MADIGAN
                                           ------------------------------
                                               Kimberly A. Madigan



                                       By: ------------------------------
                                               Robert J. Smallacombe



                                       By: /S/ ALFRED P. SMITH
                                           ------------------------------
                                               Alfred P. Smith



                                       By: /S/ DEAN H. WISE
                                           ------------------------------
                                               Dean H. Wise



                                       By: /S/ SCOTT F. ZIEGLER
                                           ------------------------------
                                               Scott F. Ziegler